                                                                     Exhibit 4.3

         THIS SECURITY IS A RESTRICTED GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR BONDS HELD BY A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS RESTRICTED GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE PARTNERSHIP OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE BEARER HEREOF, DTC, HAS AN INTEREST HEREIN.

         THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS BOND (OR ANY PREDECESSOR OF SUCH
BOND) EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                             RESTRICTED GLOBAL BOND

                         TENASKA GEORGIA PARTNERS, L.P.
                       9.50% Senior Secured Bonds Due 2030

                                           CUSIP Number:               88031JAA4

Bond Number:        R-1

Principal Amount:   $200,000,000

Maturity Date:      February 1, 2030

Issue Date:         November 10, 1999

Interest Rate:      9.50%

Registered Holder:  Cede & Co.

         TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership (the "Partnership", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, on each Scheduled Payment Date, the principal sum corresponding to such Scheduled Payment Date set forth on the Schedule I of the Indenture multiplied by a fraction the numerator of which is the Outstanding amount of the Principal Amount set forth above and the denominator of which is the Outstanding amount of all Bonds issued under the Indenture, or on such earlier date as the entire principal hereof may become due in accordance with the provisions hereof, and to pay interest in arrears on February 1 and August 1, commencing August 1, 2000, on said principal sum at the rate of 9.50% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, from November 10, 1999 until payment of said principal sum has been made or duly provided for. The interest payable on any such Scheduled Payment Date will, subject to certain conditions set forth herein, be paid to the person in whose name this Bond is registered at the end of the fifteenth day next preceding each Scheduled Payment Date. Such payments shall be made exclusively in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         The statements in the legend set forth above, if any, are an integral part of the terms of this Bond and by acceptance hereof the holder of this Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

         REFERENCE IS MADE TO THE FURTHER PROVISIONS SET FORTH UNDER THE TERMS AND CONDITIONS OF THE BONDS ENDORSED ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


         IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed.

         Dated: November 10, 1999

                                        TENASKA GEORGIA PARTNERS, L.P.

                                        By:   Tenaska Georgia, Inc., its
                                              Managing General Partner


                                        By: /s/ MICHAEL F. LAWLER
                                            ------------------------------------
                                             Name:  Michael F. Lawler
                                             Title: Vice President of Finance &
                                                    Treasurer

         This is one of the Bonds described in the within-mentioned Indenture.


                                        THE CHASE MANHATTAN BANK,
                                        as Trustee


                                        By: /s/ ANNETTE M. MARSULA
                                            ------------------------------------
                                             Name:  Annette M. Marsula
                                             Title: Assistant Vice President

                          TERMS AND CONDITIONS OF BONDS


Principal Amount:       $200,000,000

Interest Rate:          9.50%

Payment Dates:          February 1 and August 1
                        (commencing August 1, 2000)

Minimum Denominations:  US$100,000 and integral multiples of
                        $1,000 in excess thereof.

Other Terms:

         1. General. This Bond is one of a duty authorized issue of debt Bonds (the "Bonds") of Tenaska Georgia Partners, L.P. (the "Partnership") issued pursuant to an Indenture (the "Indenture") dated as of November 1, 1999, between the Partnership and The Chase Manhattan Bank, as Trustee. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture. The holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the corporate trust office of the Trustee in The City of New York, at the offices of the paying agents listed at the foot of this Bond and at the principal office of the Partnership set forth in Section 18 (Indentures) hereto.

         2. Payments and Paying Agencies. (a) All payments on this Bond shall be made exclusively in immediately available funds and in such coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

                  (b) The Person in whose name any Bond is registered at the close of business on any Regular Record Date with respect to any Scheduled Payment Date shall be entitled to receive the principal, premium (if any) and/or interest payable on such Scheduled Payment Date notwithstanding the cancellation of such Bond upon any transfer or exchange thereof, subsequent to such Regular Record Date and prior to such Scheduled Payment Date; provided however, that if and to the extent there is a default in the payment of the principal, premium (if any) and/or interest due on such Scheduled Payment Date, such defaulted principal, premium if any) and/or interest shall be paid to the Persons in whose names Outstanding Bonds are registered at the close of business on a subsequent date (each such date, a "Special Record Date"), which shall not be less than five (5) days preceding the date of payment of such defaulted principal, premium, if any) and/or interest, established by a notice mailed by the Trustee to the registered owners of the Bonds in accordance with Section 14.5(b) (Notices) of the Indenture not less than fifteen (15) days prior to the Special Record Date.

                  (c) If any date for the payment of principal of, premium (if any) or interest on the Bonds is not a Business Day, such payment shall be due on the first Business Day thereafter. Any payment made on such next succeeding business day shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

                  (d) Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.


         3. Amendments and Supplements to Indenture. (a) Without Consent of Holders. The Indenture may be amended or supplemented by the Partnership and the Trustee at any time and from time to time, without the consent of the Holders by a Supplemental Indenture authorized by a resolution of the Executive Review Committee of the Partnership filed with, and in form satisfactory to, the Trustee, solely for one or more of the following purposes:

                           (i) to add additional covenants of the Partnership,
                  to surrender any right or power herein conferred upon the Partnership or to confer upon the Holders any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred;

                           (ii) to increase the assets securing the
                  Partnership's obligations under the Indenture;

                           (iii) to provide for the issuance of Additional Bonds
                  on the conditions set forth in Section 2.3 (Additional Bonds) of the Indenture;

                           (iv) for any purpose not inconsistent with the terms
                  of the Indenture to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture;

                           (v) in connection with, and to reflect, any
                  amendments to the provisions hereof required by the Rating Agencies in circumstances where confirmation of the Ratings are required under the Indenture in connection with the issuance of Additional Bonds or the taking of other actions by the Partnership; provided, however, that such amendments are not, in the judgment of the Trustee, to the prejudice of the Trustee or the Holders; or

                           (vi) to provide for the issuance of exchange Bonds as
                  contemplated by any agreement entered into in connection with the issuance of Additional Bonds.

                  (b) With Consent of Holders. The Indenture may be amended or supplemented by the Partnership and the Trustee at any time and from time to time, with the consent of the Majority Holders, for the purpose of adding any mutually agreeable provisions to or changing in any manner or eliminating any of the provisions of, the Indenture, except with respect to (a) the principal, premium (if any) or interest payable upon any Bonds, (b) the dates on which interest on or principal of any Bonds is paid, (c) the dates of maturity of any Bonds, (d) Article 9 (Supplemental Indentures) of the Indenture and (e) the grant of security interests for the benefit of the Bonds. The matters of the Indenture described in clauses (a) through (e) of the preceding sentence may be amended or supplemented by the Partnership and the Trustee at any time and from time to time only with the consent of the One Hundred Percent Holders. Notice of any such amendment shall be given by the Partnership to any Rating Agency then maintaining a Rating for the Bonds.

         4. Replacement, Exchange and Transfer of Bonds. (a) If any Bond shall become mutilated, the Partnership shall execute, and the Trustee shall authenticate and deliver, a new Bond of like tenor, maturity and denomination in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of such mutilated Bond for cancellation, and the Partnership or the Trustee may require reasonable indemnity therefor. If any Bond shall be reported lost, stolen or destroyed evidence as to the ownership and the loss, theft or destruction thereof shall be submitted to the Trustee. It such evidence shall be satisfactory to both the Trustee and the Partnership and indemnity satisfactory to both shall be given, the Partnership shall execute, and thereupon the Trustee shall authenticate and deliver, a new Bond of like tenor, maturity and denomination. The cost of providing any substitute Bond under the provisions of
Section 2.10 (Mutilated, Destroyed, Lost or Stolen Bonds) of the Indenture shall be borne by the Holder for whose benefit such substitute Bond is provided. If any such mutilated, lost, stolen or destroyed Bond shall have matured or be about to mature, the Partnership may, with the consent of the Trustee, pay to the Holder thereof the principal amount of such Bond upon the maturity thereof and compliance with the aforesaid conditions by such Holder, without the issuance (of a substitute Bond therefor, and likewise pay to the Holder the amount of the unpaid interest, if any, which would have been paid on a substitute Bond had one been issued.

                  (b) Every substitute Bond issued pursuant to Section 2.10 (Mutilated, Destroyed, Lost or Stolen Bonds) of the Indenture shall constitute an additional contractual obligation of the Partnership, whether or not the Bond alleged to have been mutilated, destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionally with any and all other Bonds duly issued hereunder.

                  (c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by Applicable Law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights and remedies with respect thereto

         5. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the holder hereof are subject to such immunities and rights.

         6. Paying Agents; Transfer Agents; Registrars. The Partnership has initially appointed the Trustee as paying agent, transfer agents and registrar. The Partnership may, subject to the terms of the Indenture, at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment thereof, provided, that while the Bonds are Outstanding the Partnership will maintain offices or agencies for payment of principal of and interest on this Bond as herein provided in the Borough of Manhattan, The City of New York. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Section 8 (Notices) hereof.

         7. Enforcement. (a) Subject to the provisions of Article 7 (Events of Default; Remedies) of the Indenture, a Holder shall not have the right to Institute any suit, action or proceeding at law or in equity or otherwise for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                           (i) such Holder shall have previously given written
                  notice to the Trustee a continuing Event of Default;

                           (ii) Holders representing the percentage of aggregate
                  principal amount of Outstanding Bonds needed to initiate the exercise of remedies shall have requested the Trustee in writing to institute such suit, action or proceeding;

                           (iii) the Trustee shall have refused or neglected to
                  institute any such suit, action or proceeding for sixty (60) days after receipt of such notice by the Trustee; and

                           (iv) no direction inconsistent with such written
                  request has been given to the Trustee during such sixty (60) day period by the Majority Holders.

         (b) It is understood and intended that one or more of the Holders shall not have any right in any manner whatsoever hereunder or under the Bonds to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of the Indenture on any property subject thereto or the rights of any other Holders, (ii) obtain or seek to obtain priority or preference over any other Holders or (iii) enforce any right under the Indenture, except in the manner provided herein or in the Indenture and for the equal, ratable and common benefit of all or the Holders.

         8. Notices. Notices shall be mailed to Holders at their registered addresses. Notice sent by first class mail, postage prepaid, shall be deemed to have been given on the date of such mailing. In addition, the Partnership will cause all such other publications of such notices as may be required from time to time by Applicable Law.

         9. Redemption at the Option of the Partnership. The Bonds are, under certain conditions, subject to redemption at the option of the Partnership as set forth in Section 3.1 (Redemption at the Option of the Partnership or the Holders) of the Indenture.

         10. Redemption at the Option of the Holders. The Bonds are, under certain conditions, subject to redemption at the option of the Holders as set forth in Section 3.1 (Redemption at the Option of the Partnership or the Holders) of the Indenture.

         11. Mandatory Redemption. The Bonds are subject to mandatory redemption under certain circumstances as set forth in Section 3.2 (Mandatory Redemption) of the Indenture.

         12. Authentication. This Bond shall not be valid for any purpose until an Authorized Representative of the Trustee manually signs the certificate of authentication hereon substantially in the form set forth in Exhibit A to the Indenture.

         13. Governing Law. This Bond is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

         14. Warranty by Issuer. Subject to Section 12 (Authentication) hereof, the Partnership hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond, and to constitute the same a legal, valid and binding obligation of the Partnership enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all Applicable Laws.

         15. Trustee Dealings with the Partnership. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with and collect obligations owed to it by the Partnership or its Affiliates and may otherwise deal with the Partnership or its Affiliates with the same rights it would have it if were not Trustee.

         16. No Recourse Against Others. A director, officer, employee, partner, affiliate, agent, servant or stockholder, as such, of the Partnership or the Trustee shall not have any liability for any obligations of the Partnership under the Bonds or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Bond, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Bonds.

         17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Bonds and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Bond holders. No representation made as to the accuracy of such numbers either as printed on the Bonds or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         18. Indentures. The Partnership will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Tenaska Georgia Partners, L.P., 1044 North 115 Street, Suite 400, Omaha, Nebraska 68154, Attention: Managing General Partner.

         19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (Tenants in Common), TEN ENT (Tenants by the Entireties), JT TEN (Joint Tenants with Rights of Survivorship and not as Tenants in Common), CUST (Custodian), and U/G/M/A (Uniform Gift to Minors Act).

         20. Descriptive Headings. The descriptive headings appearing in these Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions thereof.

         THIS SECURITY IS A RESTRICTED GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR BONDS HELD BY A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS RESTRICTED GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE PARTNERSHIP OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE BEARER HEREOF, DTC, HAS AN INTEREST HEREIN.

         THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS BOND (OR ANY PREDECESSOR OF SUCH
BOND) EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                             RESTRICTED GLOBAL BOND

                         TENASKA GEORGIA PARTNERS, L.P.
                       9.50% Senior Secured Bonds Due 2030

                                        CUSIP Number:                  88031JAA4

Bond Number:        R-2

Principal Amount:   $75,000,000

Maturity Date:      February 1, 2030

Issue Date:         November 10, 1999

Interest Rate:      9.50%

Registered Holder:  Cede & Co.

         TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership (the "Partnership", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, on each Scheduled Payment Date, the principal sum corresponding to such Scheduled Payment Date set forth on the Schedule I of the Indenture multiplied by a fraction the numerator of which is the Outstanding amount of the Principal Amount set forth above and the denominator of which is the Outstanding amount of all Bonds issued under the Indenture, or on such earlier date as the entire principal hereof may become due in accordance with the provisions hereof, and to pay interest in arrears on February 1 and August 1, commencing August 1, 2000, on said principal sum at the rate of 9.50% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, from November 10, 1999 until payment of said principal sum has been made or duly provided for. The interest payable on any such Scheduled Payment Date will, subject to certain conditions set forth herein, be paid to the person in whose name this Bond is registered at the end of the fifteenth day next preceding each Scheduled Payment Date. Such payments shall be made exclusively in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         The statements in the legend set forth above, if any, are an integral part of the terms of this Bond and by acceptance hereof the holder of this Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

         REFERENCE IS MADE TO THE FURTHER PROVISIONS SET FORTH UNDER THE TERMS AND CONDITIONS OF THE BONDS ENDORSED ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



         IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed.

         Dated: November 10, 1999

                                         TENASKA GEORGIA PARTNERS, L.P.

                                         By:   Tenaska Georgia, Inc., its
                                               Managing General Partner


                                         By: /s/ MICHAEL F. LAWLER
                                             -----------------------------------
                                              Name:  Michael F. Lawler
                                              Title: Vice President of Finance &
                                                     Treasurer

         This is one of the Bonds described in the within-mentioned Indenture.


                                         THE CHASE MANHATTAN BANK,
                                         as Trustee


                                         By: /s/ ANNETTE M. MARSULA
                                             -----------------------------------
                                              Name:  Annette M. Marsula
                                              Title: Assistant Vice President

                          TERMS AND CONDITIONS OF BONDS


Principal Amount:       $75,000,000

Interest Rate:          9.50%

Payment Dates:          February 1 and August 1
                        (commencing August 1, 2000)

Minimum Denominations:  US$100,000 and integral multiples of
                        $1,000 in excess thereof.

Other Terms:

         1. General. This Bond is one of a duty authorized issue of debt Bonds (the "Bonds") of Tenaska Georgia Partners, L.P. (the "Partnership") issued pursuant to an Indenture (the "Indenture") dated as of November 1, 1999, between the Partnership and The Chase Manhattan Bank, as Trustee. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture. The holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the corporate trust office of the Trustee in The City of New York, at the offices of the paying agents listed at the foot of this Bond and at the principal office of the Partnership set forth in Section 18 (Indentures) hereto.

         2. Payments and Paying Agencies. (a) All payments on this Bond shall be made exclusively in immediately available funds and in such coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

                  (b) The Person in whose name any Bond is registered at the close of business on any Regular Record Date with respect to any Scheduled Payment Date shall be entitled to receive the principal, premium (if any) and/or interest payable on such Scheduled Payment Date notwithstanding the cancellation of such Bond upon any transfer or exchange thereof, subsequent to such Regular Record Date and prior to such Scheduled Payment Date; provided however, that if and to the extent there is a default in the payment of the principal, premium (if any) and/or interest due on such Scheduled Payment Date, such defaulted principal, premium if any) and/or interest shall be paid to the Persons in whose names Outstanding Bonds are registered at the close of business on a subsequent date (each such date, a "Special Record Date"), which shall not be less than five (5) days preceding the date of payment of such defaulted principal, premium, if any) and/or interest, established by a notice mailed by the Trustee to the registered owners of the Bonds in accordance with Section 14.5(b) (Notices) of the Indenture not less than fifteen (15) days prior to the Special Record Date.

                  (c) If any date for the payment of principal of, premium (if any) or interest on the Bonds is not a Business Day, such payment shall be due on the first Business Day thereafter. Any payment made on such next succeeding business day shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

                  (d) Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.


         3. Amendments and Supplements to Indenture (a) Without Consent of Holders. The Indenture may be amended or supplemented by the Partnership and the Trustee at any time and from time to time, without the consent of the Holders by a Supplemental Indenture authorized by a resolution of the Executive Review Committee of the Partnership filed with, and in form satisfactory to, the Trustee, solely for one or more of the following purposes:

                           (i) to add additional covenants of the Partnership,
                  to surrender any right or power herein conferred upon the Partnership or to confer upon the Holders any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred;

                           (ii) to increase the assets securing the
                  Partnership's obligations under the Indenture;

                           (iii) to provide for the issuance of Additional Bonds
                  on the conditions set forth in Section 2.3 (Additional Bonds) of the Indenture;

                           (iv) for any purpose not inconsistent with the terms
                  of the Indenture to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture;

                           (v) in connection with, and to reflect, any
                  amendments to the provisions hereof required by the Rating Agencies in circumstances where confirmation of the Ratings are required under the Indenture in connection with the issuance of Additional Bonds or the taking of other actions by the Partnership; provided, however, that such amendments are not, in the judgment of the Trustee, to the prejudice of the Trustee or the Holders; or

                           (vi) to provide for the issuance of exchange Bonds as
                  contemplated by any agreement entered into in connection with the issuance of Additional Bonds.

                  (b) With Consent of Holders. The Indenture may be amended or supplemented by the Partnership and the Trustee at any time and from time to time, with the consent of the Majority Holders, for the purpose of adding any mutually agreeable provisions to or changing in any manner or eliminating any of the provisions of, the Indenture, except with respect to (a) the principal, premium (if any) or interest payable upon any Bonds, (b) the dates on which interest on or principal of any Bonds is paid, (c) the dates of maturity of any Bonds, (d) Article 9 (Supplemental Indentures) of the Indenture and (e) the grant of security interests for the benefit of the Bonds. The matters of the Indenture described in clauses (a) through (e) of the preceding sentence may be amended or supplemented by the Partnership and the Trustee at any time and from time to time only with the consent of the One Hundred Percent Holders. Notice of any such amendment shall be given by the Partnership to any Rating Agency then maintaining a Rating for the Bonds.

         4. Replacement, Exchange and Transfer of Bonds. (a) If any Bond shall become mutilated, the Partnership shall execute, and the Trustee shall authenticate and deliver, a new Bond of like tenor, maturity and denomination in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of such mutilated Bond for cancellation, and the Partnership or the Trustee may require reasonable indemnity therefor. If any Bond shall be reported lost, stolen or destroyed evidence as to the ownership and the loss, theft or destruction thereof shall be submitted to the Trustee. It such evidence shall be satisfactory to both the Trustee and the Partnership and indemnity satisfactory to both shall be given, the Partnership shall execute, and thereupon the Trustee shall authenticate and deliver, a new Bond of like tenor, maturity and denomination. The cost of providing any substitute Bond under the provisions of
Section 2.10 (Mutilated, Destroyed, Lost or Stolen Bonds) of the Indenture shall be borne by the Holder for whose benefit such substitute Bond is provided. If any such mutilated, lost, stolen or destroyed Bond shall have matured or be about to mature, the Partnership may, with the consent of the Trustee, pay to the Holder thereof the principal amount of such Bond upon the maturity thereof and compliance with the aforesaid conditions by such Holder, without the issuance (of a substitute Bond therefor, and likewise pay to the Holder the amount of the unpaid interest, if any, which would have been paid on a substitute Bond had one been issued.

                  (b) Every substitute Bond issued pursuant to Section 2.10 (Mutilated, Destroyed, Lost or Stolen Bonds) of the Indenture shall constitute an additional contractual obligation of the Partnership, whether or not the Bond alleged to have been mutilated, destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionally with any and all other Bonds duly issued hereunder.

                  (c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by Applicable Law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights and remedies with respect thereto

         5. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the holder hereof are subject to such immunities and rights.

         6. Paying Agents; Transfer Agents; Registrars. The Partnership has initially appointed the Trustee as paying agent, transfer agents and registrar. The Partnership may, subject to the terms of the Indenture, at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment thereof, provided, that while the Bonds are Outstanding the Partnership will maintain offices or agencies for payment of principal of and interest on this Bond as herein provided in the Borough of Manhattan, The City of New York. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Section 8 (Notices) hereof.

         7. Enforcement. (a) Subject to the provisions of Article 7 (Events of Default; Remedies) of the Indenture, a Holder shall not have the right to Institute any suit, action or proceeding at law or in equity or otherwise for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                           (i) such Holder shall have previously given written
                  notice to the Trustee a continuing Event of Default;

                           (ii) Holders representing the percentage of aggregate
                  principal amount of Outstanding Bonds needed to initiate the exercise of remedies shall have requested the Trustee in writing to institute such suit, action or proceeding;

                           (iii) the Trustee shall have refused or neglected to
                  institute any such suit, action or proceeding for sixty (60) days after receipt of such notice by the Trustee; and

                           (iv) no direction inconsistent with such written
                  request has been given to the Trustee during such sixty (60) day period by the Majority Holders.

         (b) It is understood and intended that one or more of the Holders shall not have any right in any manner whatsoever hereunder or under the Bonds to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of the Indenture on any property subject thereto or the rights of any other Holders, (ii) obtain or seek to obtain priority or preference over any other Holders or (iii) enforce any right under the Indenture, except in the manner provided herein or in the Indenture and for the equal, ratable and common benefit of all or the Holders.

         8. Notices. Notices shall be mailed to Holders at their registered addresses. Notice sent by first class mail, postage prepaid, shall be deemed to have been given on the date of such mailing. In addition, the Partnership will cause all such other publications of such notices as may be required from time to time by Applicable Law.

         9. Redemption at the Option of the Partnership. The Bonds are, under certain conditions, subject to redemption at the option of the Partnership as set forth in Section 3.1 (Redemption at the Option of the Partnership or the Holders) of the Indenture.

         10. Redemption at the Option of the Holders. The Bonds are, under certain conditions, subject to redemption at the option of the Holders as set forth in Section 3.1 (Redemption at the Option of the Partnership or the Holders) of the Indenture.

         11. Mandatory Redemption. The Bonds are subject to mandatory redemption under certain circumstances as set forth in Section 3.2 (Mandatory Redemption) of the Indenture.

         12. Authentication. This Bond shall not be valid for any purpose until an Authorized Representative of the Trustee manually signs the certificate of authentication hereon substantially in the form set forth in Exhibit A-1 to the Indenture.

         13. Governing Law. This Bond is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

         14. Warranty by Issuer. Subject to Section 12 (Authentication) hereof, the Partnership hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond, and to constitute the same a legal, valid and binding obligation of the Partnership enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all Applicable Laws.

         15. Trustee Dealings with the Partnership. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with and collect obligations owed to it by the Partnership or its Affiliates and may otherwise deal with the Partnership or its Affiliates with the same rights it would have it if were not Trustee.

         16. No Recourse Against Others. A director, officer, employee, partner, affiliate, agent, servant or stockholder, as such, of the Partnership or the Trustee shall not have any liability for any obligations of the Partnership under the Bonds or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Bond, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Bonds.

         17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Bonds and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Bond holders. No representation made as to the accuracy of such numbers either as printed on the Bonds or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         18. Indentures. The Partnership will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Tenaska Georgia Partners, L.P., 1044 North 115 Street, Suite 400, Omaha, Nebraska 68154, Attention: Managing General Partner.

         19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (Tenants in Common), TEN ENT (Tenants by the Entireties), JT TEN (Joint Tenants with Rights of Survivorship and not as Tenants in Common), CUST (Custodian), and U/G/M/A (Uniform Gift to Minors Act).

         20. Descriptive Headings. The descriptive headings appearing in these Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions thereof.

         THIS SECURITY IS A REGULATION S GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR A NOMINEE OF DTC. THIS SECURITY IS EXCHANGEABLE FOR BONDS HELD BY A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS REGULATION S GLOBAL BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE PARTNERSHIP OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE BEARER HEREOF, DTC, HAS AN INTEREST HEREIN.

         THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS BOND (OR ANY PREDECESSOR OF SUCH
BOND) EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                            REGULATION S GLOBAL BOND

                         TENASKA GEORGIA PARTNERS, L.P.
                       9.50% Senior Secured Bonds Due 2030

                                        CUSIP Number:                  U88020AA7

                                        ISIN Number:                USU88020AA77

Bond Number:        R-3

Principal Amount:   $0

Maturity Date:      February 1, 2030

Issue Date:         November 10, 1999

Interest Rate:      9.50%

Registered Holder:  Cede & Co.

         TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership (the "Partnership", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, on each Scheduled Payment Date, the principal sum corresponding to such Scheduled Payment Date set forth on the Schedule I of the Indenture multiplied by a fraction the numerator of which is the Outstanding amount of the Principal Amount set forth above and the denominator of which is the Outstanding amount of all Bonds issued under the Indenture, or on such earlier date as the entire principal hereof may become due in accordance with the provisions hereof, and to pay interest in arrears on February 1 and August 1, commencing August 1, 2000, on said principal sum at the rate of 9.50% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, from November 10, 1999 until payment of said principal sum has been made or duly provided for. The interest payable on any such Scheduled Payment Date will, subject to certain conditions set forth herein, be paid to the person in whose name this Bond is registered at the end of the fifteenth day next preceding each Scheduled Payment Date. Such payments shall be made exclusively in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         The statements in the legend set forth above, if any, are an integral part of the terms of this Bond and by acceptance hereof the holder of this Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

         REFERENCE IS MADE TO THE FURTHER PROVISIONS SET FORTH UNDER THE TERMS AND CONDITIONS OF THE BONDS ENDORSED ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed.

         Dated: November 10, 1999

                                        TENASKA GEORGIA PARTNERS, L.P.

                                        By:   Tenaska Georgia, Inc., its
                                              Managing General Partner


                                        By: /s/ MICHAEL F. LAWLER
                                            ------------------------------------
                                             Name:  Michael F. Lawler
                                             Title: Vice President of Finance &
                                                    Treasurer

         This is one of the Bonds described in the within-mentioned Indenture.


                                        THE CHASE MANHATTAN BANK,
                                        as Trustee


                                        By: /s/ ANNETTE M. MARSULA
                                            ------------------------------------
                                             Name:  Annette M. Marsula
                                             Title: Assistant Vice President

                          TERMS AND CONDITIONS OF BONDS


Principal Amount:       $0

Interest Rate:          9.50%

Payment Dates:          February 1 and August 1
                        (commencing August 1, 2000)

Minimum Denominations:  US$100,000 and integral multiples of
                        $1,000 in excess thereof.

Other Terms:

         1. General. This Bond is one of a duty authorized issue of debt Bonds (the "Bonds") of Tenaska Georgia Partners, L.P. (the "Partnership") issued pursuant to an Indenture (the "Indenture") dated as of November 1, 1999, between the Partnership and The Chase Manhattan Bank, as Trustee. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture. The holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the corporate trust office of the Trustee in The City of New York, at the offices of the paying agents listed at the foot of this Bond and at the principal office of the Partnership set forth in Section 18 (Indentures) hereto.

         2. Payments and Paying Agencies. (a) All payments on this Bond shall be made exclusively in immediately available funds and in such coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

                  (b) The Person in whose name any Bond is registered at the close of business on any Regular Record Date with respect to any Scheduled Payment Date shall be entitled to receive the principal, premium (if any) and/or interest payable on such Scheduled Payment Date notwithstanding the cancellation of such Bond upon any transfer or exchange thereof, subsequent to such Regular Record Date and prior to such Scheduled Payment Date; provided however, that if and to the extent there is a default in the payment of the principal, premium (if any) and/or interest due on such Scheduled Payment Date, such defaulted principal, premium if any) and/or interest shall be paid to the Persons in whose names Outstanding Bonds are registered at the close of business on a subsequent date (each such date, a "Special Record Date"), which shall not be less than five (5) days preceding the date of payment of such defaulted principal, premium, if any) and/or interest, established by a notice mailed by the Trustee to the registered owners of the Bonds in accordance with Section 14.5(b) (Notices) of the Indenture not less than fifteen (15) days prior to the Special Record Date.

                  (c) If any date for the payment of principal of, premium (if any) or interest on the Bonds is not a Business Day, such payment shall be due on the first Business Day thereafter. Any payment made on such next succeeding business day shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

                  (d) Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.


         3. Amendments and Supplements to Indenture (a) Without Consent of Holders. The Indenture may be amended or supplemented by the Partnership and the Trustee at any time and from time to time, without the consent of the Holders by a Supplemental Indenture authorized by a resolution of the Executive Review Committee of the Partnership filed with, and in form satisfactory to, the Trustee, solely for one or more of the following purposes:

                           (i) to add additional covenants of the Partnership,
                  to surrender any right or power herein conferred upon the Partnership or to confer upon the Holders any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred;

                           (ii) to increase the assets securing the
                  Partnership's obligations under the Indenture;

                           (iii) to provide for the issuance of Additional Bonds
                  on the conditions set forth in Section 2.3 (Additional Bonds) of the Indenture;

                           (iv) for any purpose not inconsistent with the terms
                  of the Indenture to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture;

                           (v) in connection with, and to reflect, any
                  amendments to the provisions hereof required by the Rating Agencies in circumstances where confirmation of the Ratings are required under the Indenture in connection with the issuance of Additional Bonds or the taking of other actions by the Partnership; provided, however, that such amendments are not, in the judgment of the Trustee, to the prejudice of the Trustee or the Holders; or

                           (vi) to provide for the issuance of exchange Bonds as
                  contemplated by any agreement entered into in connection with the issuance of Additional Bonds.

                  (b) With Consent of Holders. The Indenture may be amended or supplemented by the Partnership and the Trustee at any time and from time to time, with the consent of the Majority Holders, for the purpose of adding any mutually agreeable provisions to or changing in any manner or eliminating any of the provisions of, the Indenture, except with respect to (a) the principal, premium (if any) or interest payable upon any Bonds, (b) the dates on which interest on or principal of any Bonds is paid, (c) the dates of maturity of any Bonds, (d) Article 9 (Supplemental Indentures) of the Indenture and (e) the grant of security interests for the benefit of the Bonds. The matters of the Indenture described in clauses (a) through (e) of the preceding sentence may be amended or supplemented by the Partnership and the Trustee at any time and from time to time only with the consent of the One Hundred Percent Holders. Notice of any such amendment shall be given by the Partnership to any Rating Agency then maintaining a Rating for the Bonds.

         4. Replacement, Exchange and Transfer of Bonds. (a) If any Bond shall become mutilated, the Partnership shall execute, and the Trustee shall authenticate and deliver, a new Bond of like tenor, maturity and denomination in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of such mutilated Bond for cancellation, and the Partnership or the Trustee may require reasonable indemnity therefor. If any Bond shall be reported lost, stolen or destroyed evidence as to the ownership and the loss, theft or destruction thereof shall be submitted to the Trustee. It such evidence shall be satisfactory to both the Trustee and the Partnership and indemnity satisfactory to both shall be given, the Partnership shall execute, and thereupon the Trustee shall authenticate and deliver, a new Bond of like tenor, maturity and denomination. The cost of providing any substitute Bond under the provisions of
Section 2.10 (Mutilated, Destroyed, Lost or Stolen Bonds) of the Indenture shall be borne by the Holder for whose benefit such substitute Bond is provided. If any such mutilated, lost, stolen or destroyed Bond shall have matured or be about to mature, the Partnership may, with the consent of the Trustee, pay to the Holder thereof the principal amount of such Bond upon the maturity thereof and compliance with the aforesaid conditions by such Holder, without the issuance (of a substitute Bond therefor, and likewise pay to the Holder the amount of the unpaid interest, if any, which would have been paid on a substitute Bond had one been issued.

                  (b) Every substitute Bond issued pursuant to Section 2.10 (Mutilated, Destroyed, Lost or Stolen Bonds) of the Indenture shall constitute an additional contractual obligation of the Partnership, whether or not the Bond alleged to have been mutilated, destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionally with any and all other Bonds duly issued hereunder.

                  (c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by Applicable Law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights and remedies with respect thereto

         5. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the holder hereof are subject to such immunities and rights.

         6. Paying Agents; Transfer Agents; Registrars. The Partnership has initially appointed the Trustee as paying agent, transfer agents and registrar. The Partnership may, subject to the terms of the Indenture, at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment thereof, provided, that while the Bonds are Outstanding the Partnership will maintain offices or agencies for payment of principal of and interest on this Bond as herein provided in the Borough of Manhattan, The City of New York. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Section 8 (Notices) hereof.

         7. Enforcement. (a) Subject to the provisions of Article 7 (Events of Default; Remedies) of the Indenture, a Holder shall not have the right to Institute any suit, action or proceeding at law or in equity or otherwise for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                           (i) such Holder shall have previously given written
                  notice to the Trustee a continuing Event of Default;

                           (ii) Holders representing the percentage of aggregate
                  principal amount of Outstanding Bonds needed to initiate the exercise of remedies shall have requested the Trustee in writing to institute such suit, action or proceeding;

                           (iii) the Trustee shall have refused or neglected to
                  institute any such suit, action or proceeding for sixty (60) days after receipt of such notice by the Trustee; and

                           (iv) no direction inconsistent with such written
                  request has been given to the Trustee during such sixty (60) day period by the Majority Holders.

         (b) It is understood and intended that one or more of the Holders shall not have any right in any manner whatsoever hereunder or under the Bonds to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of the Indenture on any property subject thereto or the rights of any other Holders, (ii) obtain or seek to obtain priority or preference over any other Holders or (iii) enforce any right under the Indenture, except in the manner provided herein or in the Indenture and for the equal, ratable and common benefit of all or the Holders.

         8. Notices. Notices shall be mailed to Holders at their registered addresses. Notice sent by first class mail, postage prepaid, shall be deemed to have been given on the date of such mailing. In addition, the Partnership will cause all such other publications of such notices as may be required from time to time by Applicable Law.

         9. Redemption at the Option of the Partnership. The Bonds are, under certain conditions, subject to redemption at the option of the Partnership as set forth in Section 3.1 (Redemption at the Option of the Partnership or the Holders) of the Indenture.

         10. Redemption at the Option of the Holders. The Bonds are, under certain conditions, subject to redemption at the option of the Holders as set forth in Section 3.1 (Redemption at the Option of the Partnership or the Holders) of the Indenture.

         11. Mandatory Redemption. The Bonds are subject to mandatory redemption under certain circumstances as set forth in Section 3.2 (Mandatory Redemption) of the Indenture.


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

         12. Authentication. This Bond shall not be valid for any purpose until an Authorized Representative of the Trustee manually signs the certificate of authentication hereon substantially in the form set forth in Exhibit A-2 to the Indenture.

         13. Governing Law. This Bond is a contract made under the laws of the State of New York of the United States and shall for all purposes be governed by and construed in accordance with the laws of such State without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law).

         14. Warranty by Issuer. Subject to Section 12 (Authentication) hereof, the Partnership hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond, and to constitute the same a legal, valid and binding obligation of the Partnership enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all Applicable Laws.

         15. Trustee Dealings with the Partnership. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with and collect obligations owed to it by the Partnership or its Affiliates and may otherwise deal with the Partnership or its Affiliates with the same rights it would have it if were not Trustee.

         16. No Recourse Against Others. A director, officer, employee, partner, affiliate, agent, servant or stockholder, as such, of the Partnership or the Trustee shall not have any liability for any obligations of the Partnership under the Bonds or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Bond, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Bonds.

         17. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Bonds and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Bond holders. No representation made as to the accuracy of such numbers either as printed on the Bonds or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         18. Indentures. The Partnership will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Tenaska Georgia Partners, L.P., 1044 North 115 Street, Suite 400, Omaha, Nebraska 68154, Attention: Managing General Partner.

         19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (Tenants in Common), TEN ENT (Tenants by the Entireties), JT TEN (Joint Tenants with Rights of Survivorship and not as Tenants in Common), CUST (Custodian), and U/G/M/A (Uniform Gift to Minors Act).


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         20. Descriptive Headings. The descriptive headings appearing in these
Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions thereof.


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